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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): October 2, 2003
                                                          ---------------

                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

                 1-9922                            13-2615557
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          (Commission File Number)   (I.R.S. Employer Identification No.)

                        315 PARK AVENUE SOUTH
                             NEW YORK, N.Y.                   10010
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               (Address of Principal Executive Offices)     (Zip Code)

                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)

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
Item 5.    Other Events.
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           The information set forth in the press release issued by Leucadia
National Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

                     (c)       Exhibits.
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                     99.1     Press release of Leucadia National Corporation,
                              dated October 2, 2003.






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
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LEUCADIA NATIONAL CORPORATION



                                        By:  /s/ Joseph A. Orlando
                                           -------------------------------------
                                            Name: Joseph A. Orlando
                                            Title: Vice President and CFO

Date:  October 2, 2003



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
                                  EXHIBIT INDEX
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Exhibit
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99.1      Press release of Leucadia National Corporation, dated October 2, 2003.










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